Exhibit 99.1

Safety Shot, Inc Hires Securities Litigation Attorney Mark R. Basile, Esq. and The Basile Law Firm P.C. - Dilution Funding and Short and Distort Experts

JUPITER, FLORIDA, November 27, 2023 – Safety Shot, Inc.(NASDAQ: SHOT) (“SHOT” or the “Company”), first patented beverage on Earth that helps people feel better faster by reducing blood alcohol content and boosting clarity today announced that it has retained attorney Mark R. Basile and his short and distort securities litigation firm, The Basile Law Firm P.C., to investigate recent activities surrounding the company’s stock performance and to take whatever legal action necessary to prevent potential market participants utilizing unlawful means from further hurting retail investors including the recently published research paper by Capybara Research.

Mr. Basile, a former law professor, has battled dilution funding and market manipulation for the last 8 years. In 2021, his firm secured a landmark decision against a toxic dilution funder (Adar Bays) that has set the standard to save hundreds of public companies’ tens of millions of dollars. Since that decision, his firm has vacated several federal trial court judgments and consequently many of the dilution funders have not filed suits against public companies in the last 18 months.

His firm is also pursuing several RICO actions at present against known dilution funders for the collection of unlawful debt and because of his actions, the Southern District of New York recently denied a toxic lender’s motion to dismiss RICO claims. The firm has also published articles and advice for companies that believe they may be victims of dilution, counterfeit shares and market manipulation by brokers, investment relation firms and short-sellers, a summary of which can be found at: https://www.thebasilelawfirm.com/blog

Brian S. John, CEO of Safety Shot, Inc., said “We are pleased to welcome Mr. Basile to our legal team. We are committed to legally pursue all short and distort campaigns against the company as well as all media outlets that irresponsibly reported the false, misleading and defaming Capybara Report. Mr. Basile understands how short and distort campaigns negatively affect retail shareholders and will be leading this and other litigation we plan to protect the company and its shareholders.”

About Safety Shot, Inc.

Safety Shot, a wellness and functional beverage company, is set to launch Safety Shot, the first patented beverage on Earth that helps people feel better faster by reducing blood alcohol content and boosting clarity. Safety Shot will be available for retail purchase in the first week of December 2023 at www.DrinkSafetyShot.com and www.Amazon.com. The Company plans to launch business-to-business sales of Safety Shot to distributors, retailers, restaurants, and bars in the first quarter of 2024. Safety Shot plans to spin off legacy assets from its Jupiter Wellness business to unlock value for shareholders.

1

Forward Looking Statements

This communication contains forward-looking statements regarding Safety Shot, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Safety Shot’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Safety Shot and, including those described from time to time under the caption “Risk Factors” and elsewhere in Safety Shot’s Securities and Exchange Commission (SEC) filings and reports, including Safety Shot’s Annual Report on Form 10-K for the year ended December 31, 2023 and future filings and reports by Safety Shot. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Safety Shot on its website or otherwise. Safety Shot undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Media Contact:

Phone: 904-477-2306

Email: Emily@PanatelidesPR.com

Investor Contact:

Phone: 561-244-7100

Email: investors@safetyshotholdings.com

###

2